UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): March 13, 2000

                      Restaurant Teams International, Inc.

             (Exact name of registrant as specified in its charter)


    State of Texas                  001-13559                  75-2337102
(State of incorporation)      (Commission File No.)      (IRS Employer
                                                             Identification No.)


                          911 N.W. Loop 281, Suite 111
                              Longview, Texas 75604

               (Address of principal executive offices) (Zip code)

                                    No change

             (Former name of address, if changed since last report).

Item 5.  Other events

On April 15, 1999 Restaurant Teams International, Inc. (`the Company") entered into an agreement (the "Loan") with LJB Holdings (the "Lender") which Loan was later acquired by Oxford Commercial Funding in September, 1999. The loan was obtained by the Company for the purpose of securing an additional $500,000 down payment and extension of closing (the "Closing") for the Fatburger transaction. The Company had been in negotiations with the Lender to finance a portion of the remaining amounts owed to FB Holdings in order to close on the Fatburger corporation acquisition. The Loan provided by Lender to the Company was intended by the Company to be rolled into more permanent financing by Lender upon the Closing. Due to circumstances which are currently being disputed by the Company and wherein the Company is contemplating a counter suit against the Lender, the Lender backed out of their participation in the funding for the Closing. The Company subsequently reduced their obligation to Lender by paying all interest, attorney fees, and one hundred thousand dollars ($100,000) in principal through September 28, 1999. The Lender has since declared a default of the Loan and demanded that the Company immediately pay all amounts due under the loan agreements or the Lender would attempt to liquidate certain shares of RTIN common stock and additionally certain shares of Stanley L. and Carole A. Swanson's personal RTIN holdings, to repay the obligation. The shares of stock currently held by Lender bear a restrictive legend and cannot be sold on the open market in the absence of an effective registration statement or an exemption from registration. Although the Company received notice from Oxford on March 3, 2000 of its demand for registration, the Company does not intend to allow these shares to be sold. On December 16, 1999 the Lender filed suit in the Northern District of Illinois against Curtis Swanson, Stanley Swanson, and Carole Swanson, guarantors of the note seeking to enforce their rights under the guaranty agreements, the action bears case number 99C8200. On February 22, 2000, Oxford brought suit against the Company, also in the Northern District of Illinois, the action bears case number 00C1048. The Company vigorously contests the claims made by Lender in it's suit and intends to fully defend its position and file a counter claim for failure to fulfill their commitment to fund their committed portion of the Closing proceeds.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Restaurant Teams International, Inc.


Date: March 13, 2000                       By: /s/ Stanley L. Swanson
                                                  -------------------
                                           Stanley L. Swanson

                                           Chief Executive Officer

                                           (Signature)

Date: March 13, 2000                       By: /s/ Curtis A. Swanson
                                                  ------------------
                                           Curtis A. Swanson

                                           Chief Financial Officer

                                           (Signature)